UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNITY BIOTECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!  UNITY BIOTECHNOLOGY, INC.  2022 Annual Meeting  Vote by June 23, 2022  11:59 PM ET   UNITY BIOTECHNOLOGY, INC.  ATTN: ALEXANDER H. NGUYEN  285 EAST GRAND AVE.  SOUTH SAN FRANCISCO, CA 94080  D80869-P66858  You invested in UNITY BIOTECHNOLOGY, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 24, 2022.  Get informed before you vote  View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 24, 2022  9:00 AM, PDT  Smartphone users  Point your camera here and vote without entering a control number  Virtually at:  www.virtualshareholdermeeting.com/UBX2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends  Voting Items  1. Election of three Class I Directors   Nominees:  For   01) Nathaniel E. David, Ph.D.   02) Anirvan Ghosh, Ph.D.   03) Gilmore O’Neill, M.B.  2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022.  For  3. Approval of a series of alternate amendments to the Company’s amended and restated certificate of incorporation, to effect, at the discretion of the Board, a reverse stock split of the Company’s common stock, whereby each outstanding 5, 6, 7, 8, 9, or 10 shares would be combined, converted and changed into one share of common stock.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D80870-P66858   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at www.proxyvote.com.  D80867-P66858  UNITY BIOTECHNOLOGY, INC.  2022 Annual Meeting of Stockholders  June 24, 2022 9:00 AM  This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) Anirvan Ghosh and Alexander H. Nguyen, or either of them, as proxies, each with the  power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side  of this ballot, all of the shares of common stock of UNITY BIOTECHNOLOGY, INC. that the stockholder(s) is/are entitled to  vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT on June 24, 2022, virtually via a live webcast at www.virtualshareholdermeeting.com/UBX2022, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this  proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side